Supplement to the
Spartan® U.S. Bond Index Fund
Investor Class and Fidelity Advantage® Class
October 30, 2015
Summary Prospectus

Effective June 14, 2016, Spartan® U.S. Bond Index Fund will be renamed Fidelity® U.S. Bond Index Fund. Effective June 14, 2016, Fidelity Advantage® Class will be renamed Premium Class.

UBI-SUM-16-01  May 13, 2016
1.9870372.100

Supplement to the
Spartan® U.S. Bond Index Fund
Institutional Class and Fidelity Advantage® Institutional Class
October 30, 2015
Summary Prospectus

Effective June 14, 2016, Spartan® U.S. Bond Index Fund will be renamed Fidelity® U.S. Bond Index Fund. Effective June 14, 2016, Fidelity® Advantage Institutional Class will be renamed Institutional Premium Class.

The following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares."

You may buy or sell shares through a Fidelity brokerage or mutual fund account, through a retirement account, or through an investment professional.

The following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares."

Initial Purchase Minimum - Institutional Class	$5 million
Initial Purchase Minimum - Institutional Premium Class	$100 million

The fund may waive or lower purchase minimums in other circumstances.

The following information replaces similar information found in the "Fund Summary" section under the heading "Tax Information."

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

UII-UDV-SUM-16-01  May 13, 2016
1.9870401.100